Exhibit 10.2

SECOND REAFFIRMATION AND RATIFICATION AGREEMENT

as of June 26, 2013

The Karlsson Group, Inc.

18 Ozone Avenue

Venice, CA 90291

Ladies and Gentlemen:

Reference is made to that certain letter (the “May 30th Letter”) dated May 30, 2012, from Prospect Global Resources, Inc., a Nevada corporation, Prospect Global Resources, Inc., a Delaware corporation, and American West Potash, LLC, a Delaware limited liability company (collectively, the “Prospect Parties”), to The Karlsson Group, Inc., an Arizona corporation (“Karlsson”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the May 30th Letter.

To induce Karlsson to enter into the Second Extension Agreement, dated as of the date hereof (the “Second Extension Agreement”), with American West Potash, LLC, a Delaware limited liability company, Prospect Global Resources, Inc., a Nevada corporation, Apache County Land & Ranch, LLC, a Nevada limited liability company, and Prospect Global Resources, Inc., a Delaware corporation, each of the undersigned hereby:

(a)           represents and warrants to Karlsson that they have reviewed and approved the terms and provisions of the Second Extension Agreement;

(b)           acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the May 30th Letter are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Second Extension Agreement and all other documents, instruments and agreements related thereto; and

(c)           represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under the May 30th Letter.

This agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

This agreement may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

This agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first above written.

Prospect Global Resources, Inc.,
a Nevada corporation

By:	/s/ Damon Barber
Name. Damon Barber
Title: President, CEO and Secretary

Prospect Global Resources, Inc.,
a Delaware corporation

By:	/s/ Damon Barber
Name. Damon Barber
Title: President, CEO and Secretary

American West Potash, LLC
a Delaware limited liability company

By:	/s/ Damon Barber
Name. Damon Barber
Title: President, CEO and Secretary